Investor Presentation | September 2019 Exhibit 99.1

Disclaimer This presentation may contain forward‐looking statements that involve risks and uncertainties. These forward‐looking statements include information about possible or assumed future results of Landmark Infrastructure Partner LP’s (“LMRK” or the “Partnership”) business, future events, financial condition or performance, expectations, competitive environment, availability of resources, regulation, liquidity, results of operations, strategies, plans and objectives. These forward‐looking statements also include, without limitation, statements concerning projections, predictions, expectations, estimates, or forecasts as to LMRK’s business, financial and operational results, and future economic performance, as well as statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. The words “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or similar expressions or their negatives, as well as statements in future tense, are intended to identify forward‐looking statements. You should not place undue reliance on these forward‐looking statements. Statements regarding the following subjects are forward‐looking by their nature: market trends and LMRK’s business strategy, projected operating results, and ability to obtain future financing arrangements. Forward‐looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. A forward-looking statement may include a statement of the beliefs, assumptions and expectations of future performance, at the time those statements are made or management’s good faith belief as of that time with respect to future events. While LMRK believes it has chosen these beliefs, assumptions and expectations in good faith and that they are reasonable, these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to LMRK or under LMRK’s control. If a change occurs (such as a change in general economic conditions, competitive conditions in our industry, actions taken by our customers and competitors, our ability to successfully implement our business plan, our ability to successfully make acquisitions, interest rates, customer defaults, or any other factors), LMRK’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward‐looking statements in this presentation. You should carefully consider these risks before you make an investment decision with respect to the Partnership, including our common units representing limited partner interests (“common units”), along with the following factors that could cause actual results to vary from our forward‐looking statements: the factors in our Annual Report on Form 10-K for the year ended December 31, 2018, including those set forth under the section captioned “Risk Factors”; general volatility of the capital markets and the market price of the common units; changes in LMRK’s business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in LMRK’s industry, interest rates or the general economy; and the degree and nature of LMRK’s competition. Forward looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward‐looking statements. LMRK assumes no obligation to update forward‐looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward‐looking information, except to the extent required by applicable securities laws. This document includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable generally accepted accounting principles (“GAAP”) measures is provided in this presentation. We define EBITDA as net income before interest expense, income taxes, depreciation and amortization, adjustments for investment in unconsolidated joint venture, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, loss on early extinguishment of debt, gain or loss on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, repayments of investments in receivables, foreign currency transaction loss, and the capital contribution to fund our general and administrative expense reimbursement. FFO represents net income (loss) excluding real estate related depreciation and amortization expense, real estate related impairment charges, gains (or losses) on real estate transactions, adjustments for unconsolidated joint venture, and distributions to preferred unitholders and noncontrolling interests. We calculate AFFO by starting with FFO and adjusting for general and administrative expense reimbursement, acquisition-related expenses, unrealized gain (loss) on derivatives, straight line rent adjustments, unit-based compensation, amortization of deferred loan costs and discount on secured notes, deferred income tax expense, amortization of above and below market rents, loss on early extinguishment of debt, repayments of receivables, adjustments for investment in unconsolidated joint venture, adjustments for drop-down assets and foreign currency transaction loss. For additional information on non-GAAP financial measures, review slides 23-24 hereto and the disclosures set forth in our Annual Report on Form 10-K for the year ended December 31, 2018, including those set forth under the section captioned "Selected Financial Data." Disclaimer This presentation may contain forward‐looking statements that involve risks and uncertainties. These forward‐looking statements include information about possible or assumed future results of Landmark Infrastructure Partner LP’s (“LMRK” or the “Partnership”) business, future events, financial condition or performance, expectations, competitive environment, availability of resources, regulation, liquidity, results of operations, strategies, plans and objectives. These forward‐looking statements also include, without limitation, statements concerning projections, predictions, expectations, estimates, or forecasts as to LMRK’s business, financial and operational results, and future economic performance, as well as statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. The words “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or similar expressions or their negatives, as well as statements in future tense, are intended to identify forward‐looking statements. You should not place undue reliance on these forward‐looking statements. Statements regarding the following subjects are forward‐looking by their nature: market trends and LMRK’s business strategy, projected operating results, and ability to obtain future financing arrangements. Forward‐looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. A forward-looking statement may include a statement of the beliefs, assumptions and expectations of future performance, at the time those statements are made or management’s good faith belief as of that time with respect to future events. While LMRK believes it has chosen these beliefs, assumptions and expectations in good faith and that they are reasonable, these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to LMRK or under LMRK’s control. If a change occurs (such as a change in general economic conditions, competitive conditions in our industry, actions taken by our customers and competitors, our ability to successfully implement our business plan, our ability to successfully make acquisitions, interest rates, customer defaults, or any other factors), LMRK’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward‐looking statements in this presentation. You should carefully consider these risks before you make an investment decision with respect to the Partnership, including our common units representing limited partner interests (“common units”), along with the following factors that could cause actual results to vary from our forward‐looking statements: the factors in our Annual Report on Form 10-K for the year ended December 31, 2018, including those set forth under the section captioned “Risk Factors”; general volatility of the capital markets and the market price of the common units; changes in LMRK’s business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in LMRK’s industry, interest rates or the general economy; and the degree and nature of LMRK’s competition. Forward looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward‐looking statements. LMRK assumes no obligation to update forward‐looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward‐looking information, except to the extent required by applicable securities laws. This document includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable generally accepted accounting principles (“GAAP”) measures is provided in this presentation. We define EBITDA as net income before interest expense, income taxes, depreciation and amortization, adjustments for investment in unconsolidated joint venture, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, loss on early extinguishment of debt, gain or loss on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, repayments of investments in receivables, foreign currency transaction loss, and the capital contribution to fund our general and administrative expense reimbursement. FFO represents net income (loss) excluding real estate related depreciation and amortization expense, real estate related impairment charges, gains (or losses) on real estate transactions, adjustments for unconsolidated joint venture, and distributions to preferred unitholders and noncontrolling interests. We calculate AFFO by starting with FFO and adjusting for general and administrative expense reimbursement, acquisition-related expenses, unrealized gain (loss) on derivatives, straight line rent adjustments, unit-based compensation, amortization of deferred loan costs and discount on secured notes, deferred income tax expense, amortization of above and below market rents, loss on early extinguishment of debt, repayments of receivables, adjustments for investment in unconsolidated joint venture, adjustments for drop-down assets and foreign currency transaction loss. For additional information on non-GAAP financial measures, review slides 23-24 hereto and the disclosures set forth in our Annual Report on Form 10-K for the year ended December 31, 2018, including those set forth under the section captioned "Selected Financial Data."

LANDMARK INFRASTRUCTURE

LMRK

LMRK Snapshot

	Landmark Infrastructure Partners LP (Nasdaq: LMRK)
Common Unit Price[1]:	$15.60
Market Capitalization[2]:	$395 million
Current Yield[1]:	9.4%
Minimum Quarterly Distribution (MQD):	$0.2875 per unit
Most Recent Distribution[3]:	$0.3675 per unit for Q2 2019
Acquisitions:	▪ Year-to-date, as of June 30, LMRK has acquired 119 assets for total consideration of approximately $13 million ▪ LMRK's portfolio consists of 2,005 assets[4] (representing more than 180% growth since the initial public offering in November 2014)
Series A Preferred Unit Price[1]:	$25.87 (Nasdaq: LMRKP)
LMRKP Yield[1]:	7.7%
Series B Preferred Unit Price[1]:	$26.19 (Nasdaq: LMRKO)
LMRKO Yield[1]:	7.5%
Series C Preferred Unit Price[1]:	$26.17 (Nasdaq: LMRKN)
LMRKN Yield[1,5]:	6.9%

1. As of August 28, 2019.
2. Based on total outstanding common units of approximately 25.3 million as of August 1, 2019.
3. Announced July 19, 2019.
4. As of June 30 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018.
5. Based on most recent quarterly distribution of $0.4510 per unit, which was declared on July 19, 2019.

3

LANDMARK INFRASTRUCTURE
LMRK

LMRK Milestones


2015
2016
2017
2018
2019
LMRK IPO 11/19/2014
Acquired $268 Million of Assets in 2015
$50 Million Secondary Common Offering 5/20/2015
Unit Exchange Program (UEP) Launch 3/21/2016
$20 Million Series A Preferred Offering 4/4/2016
Wireless Communication $116.6 Million Securitization 6/16/2016
$46 Million Series B Preferred Offering 8/8/2016
$56 Million Secondary Common Offering 10/19/2016
Acquired $292 Million of Assets in 2016
Landmark U.K. Outdoor Advertising Joint Venture 12/2016
Ericsson/Landmark FlexGrid Announcement 5/18/2017
Penteon/Landmark Partnership Announcement 6/14/2017
REIT Subsidiary Structure Completed 7/31/2017
Outdoor Advertising $80 Million Securitization 11/30/2017
Acquired $219 Million of Assets in 2017[1]
$50 Million Series C Preferred Offering 4/2/2018
Renewable Power Generation $43.7 Million Securitization 4/24/2018
Wireless Communication $125.4 Million Securitization 6/6/2018
Brookfield Joint Venture 9/24/2018
DART FlexGrid™ Announcement 10/23/2018
Acquired $136 Million of Assets in 2018
City of Lancaster FlexGrid™ Announcement 1/15/2019

1. From January 1, 2017 through January 18, 2018.

4

LMRK

Rental Revenue and Number of Assets in Portfolio History


Rental Revenue (in $ millions)
$21.0
$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
$1.6
$15.0
4Q14(1) 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18(2) 1Q19(2) 2Q19(2)


Number of Assets in Portfolio
2,800
2,400
2,000
1,600
1,200
800
400
0
701
2,005
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18(3) 4Q18(3) 1Q19(3) 2Q19(3)

1. Rental revenue was for the period of 11/19/14 to 12/31/14.
2. Excludes revenue from assets that were contributed into the unconsolidated Brookfield JV in September 2018.
3. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018.

5

LANDMARK INFRASTRUCTURE

LMRK

Overview of Our Assets

Our portfolio consists of real property interests and critical infrastructure leased to tower companies and wireless carriers in the wireless communication industry, outdoor advertising operators in the outdoor advertising industry and power companies in the renewable power generation industries

- Effectively triple net leases
- Organic growth through contractual rent escalators, lease modifications, lease-up and renewals
- 97% property operating margins[1], no maintenance capex


Utility
Power Revenue
Project
Rent
Real Property Interest Owner
LANDMARK INFRASTRUCTURE
Wireless Carrier "A"
Wireless Carrier "B"
Rent
Rent
Tower Owner
Rent
Real Property Interest Owner
LANDMARK INFRASTRUCTURE
Advertiser Face "A"
Advertiser Face "B"
Rent
Rent
Outdoor Advertiser (Billboard Owner)
Rent
Real Property Interest Owner
LANDMARK INFRASTRUCTURE

1. For the one-year period ended June 30, 2019, property operating expenses were approximately 3% of revenue.

6

LANDMARK INFRASTRUCTURE

LMRK

Wireless Infrastructure Development

- In 2017 LMRK announced the selection of Ericsson to deploy the FlexGrid™ solution across North America
- Self-contained, neutral-host smart pole designed for carrier and other wireless operator colocation
- FlexGrid™ is designed for macro, mini macro and small cell deployments and will support 5G, IoT, carrier densification, private LTE networks and other wireless solutions
- LMRK is focused on deploying FlexGrid™ in three sectors:
  - Commercial Enterprises
  - Municipalities
  - Transportation Centers
- These neutral-host deployments are expected to be anchored with one or more tenants and support colocation of additional tenants
- Entered into an agreement with Dallas Area Rapid Transit ("DART") to develop a smart media and communications platform utilizing kiosks and FlexGrid™
- Entered into an exclusive agreement with the City of Lancaster (CA) to develop and deploy Landmark's FlexGrid™ ecosystem solution

FLEXGRID™


Cellular Radio Access
Wi-Fi Radio Access
Private Radio Access
Utility Radio Access

7

Industry Overview: Global Drivers of Wireless and Digital Infrastructure Demand The dramatic increase in the number of connected devices and the growing consumer demand for data have been and are expected to continue to be significant drivers of growth in the wireless market. With a projected 390 million smartphone subscriptions, global wireless video traffic is expected to grow by ~50% annually and video streaming is expected to account for ~75% of mobile data traffic by 2023. LMRK 8 Industry Overview: Global Drivers of Wireless and Digital Infrastructure Demand § The dramatic increase in the number of connected devices and the growing consumer demand for data have been and are expected to continue to be significant drivers of growth in the wireless market. With a projected 390 million smartphone subscriptions, global wireless video traffic is expected to grow by ~50% annually and video streaming is expected to account for ~75% of mobile data traffic by 2023. Changing Wireless usage is driving data consumption global wireless traffic by application category CAGR 2017-2023 Video 48% social media 34% audio 32% software download 31% web browsing 21% file sharing 20% increasing number of smartphone subscriptions# of US smartphone subscriptions (in millions) 0 50 150 250 350 450 2014 253 2015 280 2016 290 2017 310 CAGR: ~4% 2023F 390 Exponential Increase in mobile data traffic US wireless data traffic (EB per month) (1) 2014 0.6 2015 1.5 2016 1.8 2017 2.6 CAGR: ~38% 2023 18.0 Growing US data traffic per smartphone data traffic smartphone (GB per month)(1) 2014 2.3 2015 3.7 2016 5.2 2017 7.1 CAGR: ~38% 2023 48.0 source ericsson (1) north american data traffic includes cellular traffic and excludes traffic offloaded onto wi-fi and small cells; 1 exabyte (EB) is equal to 1 million terabytes or 1 billion gigabytes

Significant growth in wireless infrastructure investment is expected to be driven by the need for increasing network densification, capacity requirements and high-frequency spectrum deployment. The number of cell sites in the U.S. has increased approximately 57% over the last decade and is poised to grow further as the wireless industry densifies networks and prepares for 5G. Industry projections forecast the need for hundreds of thousands of small cells over the near-to-medium term. S&P Global Market Intelligence projects more than 800,000 small cells deployed by 2026. Wireless companies in the U.S. are set to invest $275 billion into building next-gen 5G networks, including greater numbers of macro sites, as well as small cell and DAS. Source: Ericsson Mobility Report (Various), CTIA Wireless Snapshot 2017, CTIA.org, AGL Media Group, Fierce Wireless Group. Industry Overview: Global Drivers of Wireless and Digital Infrastructure Demand LMRK 9 Industry Overview: Global Drivers of Wireless and Digital Infrastructure Demand increased network densification driving cell site growth cell sites ('000) 0 50 100 150 200 450 1996 30 2006 196 2016 308 CAGR: 4% 2025F 450 § Significant growth in wireless infrastructureinvestment is expected to be driven by the need forincreasing network densification, capacityrequirements and high‐frequency spectrumdeployment.high-frequency spectrum requires network quality and density increase spectral efficiency add further macro cells introduce small cells/DAS § The number of cell sites in the U.S. has increased approximately 57% over the last decade and ispoised to grow further as the wireless industrydensifies networks and prepares for 5G. § Industry projections forecast the need for hundreds of thousands of small cells over the near‐tomediumterm. S&P Global Market Intelligenceprojects more than 800,000 small cells deployed by 2026. small cells to suppliment macro towers to meet data usage needs # of US small cell sites 0 250,000 500,000 750,000 1,000,000 2016 30k 2016 CAGR: 40% 2026F ~800k § Wireless companies in the U.S. are set to invest$275 billion into building next‐gen 5G networks,including greater numbers of macro sites, as well assmall cell and DAS.§ Source: Ericsson Mobility Report (Various), CTIA Wireless Snapshot 2017, CTIA.org, AGL Media Group, Fierce Wireless Group.

LANDMARK INFRASTRUCTURE
LMRK

Our Asset Portfolio Represents Less than 1% of the Total U.S. Market

- **Significant:** Over 360,000 locations
- **Growing:** New wireless sites alone added each year are expected to be greater than our entire existing portfolio[1]
- **Fragmented:**
  - Most individual property owners in this industry have only 1 or 2 locations
  - #1 tower company and #1 billboard company own approximately 10% of the land under their own assets[2]

Wireless Communication



More than 153,000 locations[1]

U.S. Tower Locations
(thousands)


151
152
150
152
153
170
2012
2013
2014
2015
2016
2020P

Outdoor Advertising



More than 165,000 locations[3]

U.S. Outdoor Advertising Revenue
($ in billions)


$6.9
$7.0
$7.3
$7.7
$8.0
$8.3
$8.7
$9.0
$9.4
$9.7
$10.1
$10.5
$10.9
$11.3
2013
2014
2015
2016
2017P
2018P
2019P
2020P
2021P
2022P
2023P
2024P
2025P
2026P

Renewable Power Generation



More than 48,000 locations[3]

U.S. Wind and Solar Capacity[4]
(gigawatts)


Solar
Wind
Wind + Solar (% of Total Capacity)
400
350
300
250
200
150
100
50
0
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
6.3%
7.2%
8.3%
9.9%
10.9%
12.0%
23.4%
6
10
13
22
27
32
217
60
64
72
81
87
95
135
2013
2014
2015
2016
2017
2018
2050P

1. Per SNL Kagan, U.S. tower locations are expected to grow by 2.6% per year from 2016 to 2020.
2. Rank based on total market capitalization; From 10-K Annual Report: American Tower and Lamar (as of 12/31/18) held ownership interests in approximately 10% of the land underlying their assets.
3. Source: SNL Kagan, Outdoor Advertising Association of America ("OAAA") and American Wind Energy Association ("AWEA").
4. Source: Annual Energy Outlook 2019 - Energy Information Administration ("EIA").

10

LANDMARK INFRASTRUCTURE

LMRK

Our Portfolio

We are a growth-oriented real property and infrastructure firm formed by Landmark Dividend LLC (our "Sponsor") to acquire, develop, own and manage a diversified, growing portfolio of real property interests and critical infrastructure assets

Asset Portfolio

2,005 Assets[1,2]



- < 10 Leased Tenant Sites
- 10 – 20 Leased Tenant Sites
- 21 – 39 Leased Tenant Sites
- 40 – 109 Leased Tenant Sites
- 110+ Leased Tenant Sites

Australia



United Kingdom



Canada

Tier 1[3] Tenants

at&t

verizon

T-Mobile

AMERICAN TOWER

CROWN CASTLE

OUTFRONT media

SOUTHERN CALIFORNIA EDISON – An EDISON INTERNATIONAL Company

1. As of June 30, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018.
2. 185 tenant sites in international locations.
3. "Tier 1" tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants.

11

LANDMARK INFRASTRUCTURE

LMRK

Highlights

Stable and Predictable Distributions[1]

Stable Cash Flow
- Long-lived assets with effectively triple net leases
- 95% occupancy, 99% historical lease renewal rate

Strategic Locations Leased to Tier 1 Tenants
- Difficult-to-replicate locations in major population centers
- 75% of revenues from Tier 1 tenants[2] for their essential operations

Significant Diversification
- 2,005 tenant sites in our existing portfolio
- Diversified across 48 states, Washington, D.C., and various international locations

Multiple Growth Drivers

Organic Growth with No Capex
- Contractual rent escalators
- Rent increases through lease modifications, renewals, lease-up and revenue sharing

Aligned Sponsor Committed to Growth
- Sponsor owns a 13% common unit interest[3]

1. As of June 30, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018.
2. "Tier 1" tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants.
3. As of August 1, 2019.

12

LANDMARK INFRASTRUCTURE

LMRK

Stable Cash Flow from Long-Lived Assets

- **Effectively Triple Net Leases**
  - 3% property operating expenses[1]
  - Minimal property tax or insurance obligations
  - Minimal maintenance capital expenditures
- **95% Occupancy**[2]
- **99% Historical Lease Renewal Rate**
- **Total Borrowings Fixed through Swaps and Fixed Rate Notes**[2]
  - $241 million of swaps with a 1.72% combined rate
  - $221 million in secured notes at a fixed note rate per annum of 4.24%
- **Annual G&A Expense Cap**[3]
- **High Margins**

Long-Lived Assets[2]

Remaining Real Property Interest Term (% of Rents)


70+ years(4)
Perpetual | 42%
50-99 yrs. | 20%
40-49 yrs. | 14%
30-39 yrs. | 8%
20-29 yrs. | 9%
<20 yrs. | 7%

Remaining Lease Term (% of Rents)


20+ years(5)
15+ yrs. | 55%
10-14 yrs. | 18%
5-9 yrs. | 11%
<5 yrs. | 16%

1. For the one-year period ended June 30, 2019, property operating expenses were approximately 3% of revenue.
2. As of June 30, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018.
3. Based on the earlier of November 19, 2021 or until our trailing four quarter revenue exceeds $120 million, excluding acquisition services.
4. Average remaining term as of June 30, 2019. Assumes 99-year term for perpetual assets.
5. Including remaining renewal options.

13

LANDMARK INFRASTRUCTURE
LMRK

Strategic Locations

1. …underlying operationally critical assets…

Wireless:
- Highly interconnected networks; Growing capacity/coverage

Billboards:
- Key traffic locations, favorable zoning restrictions with "grandfather clauses"

Renewables:
- Solar/wind corridors, proximity to transmission interconnects

2. …into which tenants made significant investments…



Typically $200,000 to $300,000[(1)] for tower plus cost of wireless equipment

vs. $2,400[(2)] average monthly ground rent

3. …in major markets…

- Top Market Locations (by BTA Rank)[(3)] (% of quarterly rental revenue)


New York, NY
15%
Los Angeles, CA
13%
Chicago, IL
7%
Top 4-20
26%
Top 21-100
28%
101+
11%

4. …that are difficult to replicate and costly to relocate

- Significant zoning, permitting and regulatory hurdles in finding suitable new locations
- Time and cost of construction at a new site
- Vacating tenant must often return the property to its original condition

1. Source: SNL Kagan.
2. Asset portfolio average monthly GAAP rent per tenant site for the quarter ended June 30, 2019.
3. As of June 30, 2019. Excludes tenant sites in the renewable power generation industry. BTA rank is not a relevant metric for the renewable power generation industry. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018.

14

LANDMARK INFRASTRUCTURE

LMRK

Highly Desired by Tier 1 Tenants

- Large, publicly-traded companies with national footprints[(1)]
- No single tenant accounts for more than 12% of revenue

Outdoor Advertising	
Clear Channel Outdoor	12%
OUTFRONT Media	6%
Lamar Advertising	3%
Others	14%
Total	**35%**

Tower Companies	
Crown Castle	5%
American Tower	5%
SBA Communications	1%
Others	1%
Total	**12%**

Quarterly Rental Revenue Breakdown[(2)]



Renewable Power Generation	
Southern California Edison	8%
Duke Energy	1%
Others	7%
Total	**16%**

Wireless Carriers	
T-Mobile	8%
AT&T Mobility	7%
Verizon	6%
Sprint	6%
Others	10%
Total	**37%**

1. Tenants are often subsidiaries or affiliates of such publicly-traded companies. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants.
2. Represents GAAP rental revenue recognized under existing tenant leases for the three months ended June 30, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018.

15

LANDMARK INFRASTRUCTURE

LMRK

Multiple Growth Drivers

LANDMARK INFRASTRUCTURE

- **Organic Growth With No Capex**
  - Contractual Lease Escalators
  - Lease Modification, Lease-Up and Renewals
- **New Asset Classes & Geographies**
  - Renewables and Digital Infrastructure
  - Australia and the U.K.
- **Acquisitions and Developments**
  - Acquisitions and Developments
  - Unit Exchange Program (UEP)
- **Strategic Partnerships & New Developments**
  - FlexGrid™
  - Brookfield Joint Venture

16

Organic Growth with No Capital Expenditures Contractual Rent Escalators⁽¹⁾ Increased Rent Through Lease Modifications and Renewals Wireless technology upgrades Colocation of additional tenants Digital billboard conversions ̶ Lamar spent over 35% of capex on digital billboards⁽³⁾ Renewal of below-market leases Participation in Tenant Revenue Growth 90% of our leases have contractual rent escalators ̶̶ 82% fixed rate increases with an average annual escalation rate of approximately 2.3% ̶ 8% tied to CPI Increase in billboard advertising revenue Additional equipment on rooftops or expansion of leased premises U.S. Wireless Capital Expenditures ($ in billions) ⁽²⁾ U.S. Outdoor Advertising Revenue⁽⁴⁾ ($ in billions) As of June 30, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Based on amounts disclosed by the major publicly-traded wireless carriers (AT&T, Sprint, T-Mobile, Verizon) and RBC Capital Markets estimates for 2018 as of August 7, 2019. From 10-K filings for fiscal year 2018 (Lamar). Source: SNL Kagan and Outdoor Advertising Association of America ("OAAA"). LMRK 17Organic Growth with No Capital ExpendituresContractual RentEscalators⁽¹⁾Increased RentThrough LeaseModifications andRenewals§ Wireless technology upgrades§ Colocation of additional tenants§ Digital billboard conversions̶ Lamar spent over 35% of capex ondigital billboards⁽³⁾§ Renewal of below‐market leasesParticipation inTenant RevenueGrowth§ 90% of our leases have contractual rent escalators̶ 82% fixed rate increases with an average annualescalation rate of approximately 2.3%̶ 8% tied to CPI§ Increase in billboard advertising revenue§ Additional equipment on rooftopsor expansion of leased premises U.S. Wireless Capital Expenditures ($ in billions) ⁽²⁾$27.6$31.5 $31.4 $30.7$28.4 $28.4 $28.8$29.7 $30.02012 2013 2014 2015 2016 2017 2018 2019P 2020P U.S. Outdoor Advertising Revenue⁽⁴⁾($ in billions)1. As of June 30, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018.2. Based on amounts disclosed by the major publicly‐traded wireless carriers (AT&T, Sprint, T‐Mobile, Verizon) and RBC Capital Markets estimates for 2018 as of August 7, 2019.3. From 10‐K filings for fiscal year 2018 (Lamar).4. Source: SNL Kagan and Outdoor Advertising Association of America ("OAAA").

LANDMARK INFRASTRUCTURE

LMRK

Aligned Sponsor ("Landmark") Driving Growth

Given its substantial cash investment and significant ownership position in us, we expect Landmark to promote and support the success of our business

- Landmark contributed ~$60 million at the IPO, investing ~$39 million in cash and ~$21 million in roll-over equity
- Landmark owns our General Partner, all of the IDRs and a 13% common unit interest[1] in us

Landmark's Footprint (U.S., Australia, Canada and the U.K.)[2]


Landmark Office
Origination team members
Australia
United Kingdom
Canada[3]

Landmark's Organizational Structure

Acquisitions
Asset Origination, Due Diligence and Closing

- Lead Generation
- Appointment Setting
- Price Negotiation
- Acquisition Management
- Underwriting
- Document Negotiation
- Closing
- Funding

Administration
Asset Sales, Finance and Administration

- Capital Raising
- Capital Management
- Investor Relations
- Financial Reporting
- Information Technology
- Accounting, Tax and Treasury
- Human Resources
- Asset Management

1. As of August 1, 2019.
2. Including JV Partners.
3. Canada is managed from the U.S.

18

LANDMARK INFRASTRUCTURE

LMRK

Sponsor Expertise in an Industry with High Barriers to Entry

Significant time, cost and expertise is required for high volume asset origination in our fragmented industries

- Assets acquired by the Sponsor are typically $50,000 to $500,000 in value

Origination Illustration


Approximately 15,000 Meetings Per Year
Approximately 3,500 Transactions Negotiated
500 to 700 Sites Closed
~10 to 12%[1] of Transactions

Sponsor's Proprietary Platform has Enabled it to Increase the Amount of its Acquisitions Every Year Since Inception

Lead Generation
- Proprietary, internally-sourced

Asset Origination
- National acquisitions group

Underwriting and Closing
- Proprietary database of transactions
- Comprehensive underwriting

Asset Management
- Proprietary database of current market leases

Scalable and Customized IT Systems, Processes and Corporate Infrastructure Support the Platform

1. 1 to 2 real property interests per transaction.

19

Third-Party Acquisitions and Developments Tax-efficient MLP / REIT capital structure Directly Acquire Third-Party Assets by Leveraging the Sponsor’s Origination and Acquisition Platform ̶ Large portfolios ̶ Direct from property owners Alternative Currency (Unit Exchange Program) ̶ Common units used for acquisitions in tax-deferred exchanges ̶ Benefits to sellers include: Significant diversification Taxable gain deferral Potential growth in value Option for liquidity through common unit sale as derived Increase Potential Acquisition Opportunities to Drive Accretive Growth LMRK20Third‐Party Acquisitions and Developments§ Tax‐efficient MLP / REIT capital structure§ Directly Acquire Third‐Party Assets by Leveraging the Sponsor’s Origination and Acquisition Platform̶ Large portfolios̶ Direct from property owners§ Alternative Currency (Unit Exchange Program)̶ Common units used for acquisitions in tax‐deferred exchanges̶ Benefits to sellers include:§ Significant diversification§ Taxable gain deferral§ Potential growth in value § Option for liquidity through common unit sale as derived Increase Potential Acquisition Opportunities to Drive Accretive Growth

LANDMARK INFRASTRUCTURE

LMRK

Disciplined and Flexible Financial Strategy

Maintain Predictable and Stable Cash Flows

- Stable rents from effectively triple net leases
- High-quality due diligence to maintain 99% renewal rates
- 97% property operating margins with minimal maintenance capex

Deliver Consistent Organic Revenue Growth

- Contractual escalators
- Lease rate increases from lease renewals of below-market leases

Disciplined Financial Policies

- Target leverage of approximately 40% debt-to-total enterprise value
- Appropriate fixed vs. floating interest rate exposure
- Policies to ensure consistent and growing distributions
- Efficient tax structure with no UBTI or state-sourced income

21

Appendix Appendix

Non-GAAP Financial Measures FFO, is a non-GAAP financial measure of operating performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trust (“NAREIT”). FFO represents net income (loss) excluding real estate related depreciation and amortization expense, real estate related impairment charges, gains (or losses) on real estate transactions, adjustments for unconsolidated joint venture, and distributions to preferred unitholders and noncontrolling interests. FFO is generally considered by industry analysts to be the most appropriate measure of performance of real estate companies. FFO does not necessarily represent cash provided by operating activities in accordance with GAAP and should not be considered an alternative to net earnings as an indication of the Partnership's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers FFO an appropriate measure of performance of an equity REIT because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. The Partnership's computation of FFO may differ from the methodology for calculating FFO used by other equity REITs, and therefore, may not be comparable to such other REITs. Adjusted Funds from Operations ("AFFO") is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO adjusts FFO for certain non-cash items that reduce or increase net income in accordance with GAAP. AFFO should not be considered an alternative to net earnings, as an indication of the Partnership's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the Partnership's performance. The Partnership's computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and therefore, may not be comparable to such other REITs. We calculate AFFO by starting with FFO and adjusting for general and administrative expense reimbursement, acquisition-related expenses, unrealized gain (loss) on derivatives, straight line rent adjustments, unit-based compensation, amortization of deferred loan costs and discount on secured notes, deferred income tax expense, amortization of above and below market rents, loss on early extinguishment of debt, repayments of receivables, adjustments for investment in unconsolidated joint venture, adjustments for drop-down assets and foreign currency transaction loss. The GAAP measures most directly comparable to FFO and AFFO is net income. We define EBITDA as net income before interest expense, income taxes, depreciation and amortization, adjustments for investment in unconsolidated joint venture, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, loss on early extinguishment of debt, gain or loss on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, repayments of investments in receivables, foreign currency transaction loss, and the capital contribution to fund our general and administrative expense reimbursement. We believe that to understand our performance further, EBITDA and Adjusted EBITDA should be compared with our reported net income (loss) and net cash provided by operating activities in accordance with GAAP, as presented in our consolidated financial statements. LMRK 23 Non‐GAAP Financial MeasuresFFO, is a non‐GAAP financial measure of operating performance of an equity REIT in order to recognize that income‐producing real estate historically has not depreciated onthe basis determined under GAAP. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trust (“NAREIT”). FFO represents net income (loss) excluding real estate related depreciation and amortization expense, real estate related impairment charges, gains (or losses) on realestate transactions, adjustments for unconsolidated joint venture, and distributions to preferred unitholders and noncontrolling interests.FFO is generally considered by industry analysts to be the most appropriate measure of performance of real estate companies. FFO does not necessarily represent cashprovided by operating activities in accordance with GAAP and should not be considered an alternative to net earnings as an indication of the Partnership's performance orto cash flow as a measure of liquidity or ability to make distributions. Management considers FFO an appropriate measure of performance of an equity REIT because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performancemeasure. The Partnership's computation of FFO may differ from the methodology for calculating FFO used by other equity REITs, and therefore, may not be comparable tosuch other REITs.Adjusted Funds from Operations ("AFFO") is a non‐GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO adjusts FFO forcertain non‐cash items that reduce or increase net income in accordance with GAAP. AFFO should not be considered an alternative to net earnings, as an indication of thePartnership's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of thePartnership's performance. The Partnership's computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and therefore, maynot be comparable to such other REITs. We calculate AFFO by starting with FFO and adjusting for general and administrative expense reimbursement, acquisition‐relatedexpenses, unrealized gain (loss) on derivatives, straight line rent adjustments, unit‐based compensation, amortization of deferred loan costs and discount on secured notes,deferred income tax expense, amortization of above and below market rents, loss on early extinguishment of debt, repayments of receivables, adjustments for investmentin unconsolidated joint venture, adjustments for drop‐down assets and foreign currency transaction loss. The GAAP measures most directly comparable to FFO and AFFO isnet income.We define EBITDA as net income before interest expense, income taxes, depreciation and amortization, adjustments for investment in unconsolidated joint venture, and wedefine Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, loss on early extinguishment of debt, gain or loss on sale of real propertyinterests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition‐related expenses, unit‐based compensation, repaymentsof investments in receivables, foreign currency transaction loss, and the capital contribution to fund our general and administrative expense reimbursement. We believethat to understand our performance further, EBITDA and Adjusted EBITDA should be compared with our reported net income (loss) and net cash provided by operatingactivities in accordance with GAAP, as presented in our consolidated financial statements.

Non-GAAP Financial Measures (Continued) EBITDA and Adjusted EBITDA are non GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: our operating performance as compared to other publicly traded limited partnerships, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods; the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders; our ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and the returns on investment of various investment opportunities. We believe that the presentation of EBITDA and Adjusted EBITDA provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA and Adjusted EBITDA are net income and net cash provided by operating activities. EBITDA and Adjusted EBITDA should not be considered as an alternative to GAAP net income, net cash provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Each of EBITDA and Adjusted EBITDA has important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities, and these measures may vary from those of other companies. You should not consider EBITDA and Adjusted EBITDA in isolation or as a substitute for analysis of our results as reported under GAAP. As a result, because EBITDA and Adjusted EBITDA may be defined differently by other companies in our industry, EBITDA and Adjusted EBITDA as presented below may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. For a reconciliation of EBITDA and Adjusted EBITDA to the most comparable financial measures calculated and presented in accordance with GAAP, please see the “Reconciliation of EBITDA and Adjusted EBITDA” table below. LMRK 23 Non‐GAAP Financial MeasuresFFO, is a non‐GAAP financial measure of operating performance of an equity REIT in order to recognize that income‐producing real estate historically has not depreciated onthe basis determined under GAAP. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trust (“NAREIT”). FFO represents net income (loss) excluding real estate related depreciation and amortization expense, real estate related impairment charges, gains (or losses) on realestate transactions, adjustments for unconsolidated joint venture, and distributions to preferred unitholders and noncontrolling interests.FFO is generally considered by industry analysts to be the most appropriate measure of performance of real estate companies. FFO does not necessarily represent cashprovided by operating activities in accordance with GAAP and should not be considered an alternative to net earnings as an indication of the Partnership's performance orto cash flow as a measure of liquidity or ability to make distributions. Management considers FFO an appropriate measure of performance of an equity REIT because it LMRK 24Non‐GAAP Financial Measures (Continued)EBITDA and Adjusted EBITDA are non GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts,investors, lenders and rating agencies, may use to assess:§ our operating performance as compared to other publicly traded limited partnerships, without regard to historical cost basis or, in the case of Adjusted EBITDA,financing methods;§ the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders;§ our ability to incur and service debt and fund capital expenditures; and§ the viability of acquisitions and the returns on investment of various investment opportunities.We believe that the presentation of EBITDA and Adjusted EBITDA provides information useful to investors in assessing our financial condition and results of operations. TheGAAP measures most directly comparable to EBITDA and Adjusted EBITDA are net income and net cash provided by operating activities. EBITDA and Adjusted EBITDAshould not be considered as an alternative to GAAP net income, net cash provided by (used in) operating activities or any other measure of financial performance orliquidity presented in accordance with GAAP. Each of EBITDA and Adjusted EBITDA has important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities, and these measures may vary from those of other companies. You should not consider EBITDAand Adjusted EBITDA in isolation or as a substitute for analysis of our results as reported under GAAP. As a result, because EBITDA and Adjusted EBITDA may be defineddifferently by other companies in our industry, EBITDA and Adjusted EBITDA as presented below may not be comparable to similarly titled measures of other companies,thereby diminishing their utility. For a reconciliation of EBITDA and Adjusted EBITDA to the most comparable financial measures calculated and presented in accordancewith GAAP, please see the “Reconciliation of EBITDA and Adjusted EBITDA” table below.

LANDMARK
INFRASTRUCTURE

LMRK

Reconciliation of FFO and AFFO

(In thousands, except per unit data)

	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
Net income	$ 9,265	$ 6,105	$ 16,475	$ 12,846
Adjustments:				
Amortization expense	3,456	4,233	6,973	8,255
Impairments	—	103	204	103
Gain on sale of real property interests, net of income taxes	(8,620)	—	(14,482)	—
Adjustments for investment in unconsolidated joint venture	797	—	1,777	—
Distributions to preferred unitholders	(3,021)	(2,930)	(5,915)	(4,874)
Distributions to noncontrolling interests	(8)	(8)	(16)	(12)
FFO	$ 1,869	$ 7,503	$ 5,016	$ 16,318
Adjustments:				
General and administrative expense reimbursement (1)	1,134	578	2,128	1,780
Acquisition-related expenses	368	196	495	381
Unrealized (gain) loss on derivatives	4,013	(1,286)	6,775	(4,434)
Straight line rent adjustments	159	63	269	144
Unit-based compensation	—	—	130	70
Amortization of deferred loan costs and discount on secured notes	770	990	1,528	1,881
Amortization of above- and below-market rents, net	(214)	(347)	(438)	(675)
Deferred income tax expense	53	51	53	51
Repayments of receivables	124	309	274	608
Adjustments for investment in unconsolidated joint venture	(12)	—	25	—
Foreign currency transaction loss	47	—	68	—
AFFO	$ 8,311	$ 8,057	$ 16,323	$ 16,124
FFO per common unit - diluted	$ 0.07	$ 0.30	$ 0.20	$ 0.66
AFFO per common unit - diluted	$ 0.33	$ 0.32	$ 0.64	$ 0.65
Weighted average common units outstanding - diluted	25,339	25,058	25,338	24,811

(1) Under the omnibus agreement with Landmark, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to 3% of our revenue during the current calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $120 million and (ii) November 19, 2021. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reimbursed by Landmark and reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses.

25

LANDMARK
INFRASTRUCTURE

LMRK

Reconciliation of EBITDA and Adjusted EBITDA

(In thousands)

	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
Reconciliation of EBITDA and Adjusted EBITDA to Net Income				
Net income	$ 9,265	$ 6,105	$ 16,475	$ 12,846
Interest expense	4,692	6,408	9,180	12,680
Amortization expense	3,456	4,233	6,973	8,255
Income tax expense	3,285	127	3,407	203
Adjustments for investment in unconsolidated joint venture	1,553	—	3,091	—
EBITDA	$ 22,251	$ 16,873	$ 39,126	$ 33,984
Impairments	—	103	204	103
Acquisition-related	368	196	495	381
Unrealized (gain) loss on derivatives	4,013	(1,286)	6,775	(4,434)
Gain on sale of real property interests	(11,673)	—	(17,535)	—
Unit-based compensation	—	—	130	70
Straight line rent adjustments	159	63	269	144
Amortization of above- and below-market rents, net	(214)	(347)	(438)	(675)
Repayments of investments in receivables	124	309	274	608
Adjustments for investment in unconsolidated joint venture	(92)	—	53	—
Foreign currency transaction loss	47	—	68	—
Deemed capital contribution to fund general and administrative expense reimbursement[1]	1,134	578	2,128	1,780
Adjusted EBITDA	$ 16,117	$ 16,489	$ 31,549	$ 31,961
Reconciliation of EBITDA and Adjusted EBITDA to Net Cash Provided by Operating Activities				
Net cash provided by operating activities	$ 8,716	$ 9,886	$ 16,883	$ 21,566
Unit-based compensation	—	—	(130)	(70)
Unrealized gain (loss) on derivatives	(4,013)	1,286	(6,775)	4,434
Amortization expense	(3,456)	(4,233)	(6,973)	(8,255)
Amortization of above- and below-market rents, net	214	347	438	675
Amortization of deferred loan costs and discount on secured notes	(770)	(990)	(1,528)	(1,881)
Receivables interest accretion	3	—	6	—
Impairments	—	(103)	(204)	(103)
Gain on sale of real property interests	11,673	—	17,535	—
Allowance for doubtful accounts	—	(39)	(5)	(29)
Equity loss from unconsolidated joint venture	164	—	109	—
Distributions of earnings from unconsolidated joint venture	(1,101)	—	(2,583)	—
Foreign currency transaction loss	(47)	—	(68)	—
Working capital changes	(2,118)	(49)	(230)	(3,491)
Net income	$ 9,265	$ 6,105	$ 16,475	$ 12,846
Interest expense	4,692	6,408	9,180	12,680
Amortization expense	3,456	4,233	6,973	8,255
Income tax expense	3,285	127	3,407	203
Adjustments for investment in unconsolidated joint venture	1,553	—	3,091	—
EBITDA	$ 22,251	$ 16,873	$ 39,126	$ 33,984
Less:				
Gain on sale of real property interests	(11,673)	—	(17,535)	—
Unrealized gain on derivatives	—	(1,286)	—	(4,434)
Amortization of above- and below-market rents, net	(214)	(347)	(438)	(675)
Adjustments for investment in unconsolidated joint venture	(92)	—	—	—
Add:				
Impairments	—	103	204	103
Acquisition-related	368	196	495	381
Unrealized loss on derivatives	4,013	—	6,775	—
Unit-based compensation	—	—	130	70
Straight line rent adjustment	159	63	269	144
Repayments of investments in receivables	124	309	274	608
Adjustments for investment in unconsolidated joint venture	—	—	53	—
Foreign currency transaction loss	47	—	68	—
Deemed capital contribution to fund general and administrative expense reimbursement[1]	1,134	578	2,128	1,780
Adjusted EBITDA	$ 16,117	$ 16,489	$ 31,549	$ 31,961

1. Under the omnibus agreement with Landmark, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to 3% of our revenue during the current calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $120 million and (ii) November 19, 2021. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reimbursed by Landmark and reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses.

26

LANDMARK INFRASTRUCTURE

LMRK

Average of 20 Years of Experience with High Volume, Small Balance Real Property Asset Originations

Name	Title	Years in Real Property Experience	Select Prior Experience
Tim Brazy	CEO Co-Founder	32	▪ Founder and CEO of Church Mortgage Acceptance Company (CMAC) ▪ Founder and Managing Partner of Atherton Capital and Shepherd Capital ▪ Co-Founder and President of FMAC ▪ Former real estate investment banker with Nomura / Eastdil ▪ MBA from Stanford Business School; B.S. from Caltech
George Doyle	CFO & Treasurer	16	▪ EVP, CFO and Treasurer at Clearview Hotel Trust ▪ SVP and Chief Accounting Officer at HCP, Inc., an S&P 500 REIT ▪ Senior Manager at KPMG LLP ▪ B.A. in Business Administration from Western Washington University
Dan Parsons	Senior Vice President – Information Systems and Technology	20	▪ 20 years serving as CIO of a major mortgage company where he developed and implemented asset origination and servicing systems ▪ B.S. and MBA from USC
Josef Bobek	General Counsel and Secretary	17	▪ Senior Counsel to Sun West Mortgage Company, Inc. ▪ Partner at Glaser Weil Fink Howard Avchen & Shapiro LLP ▪ B.S. in Accounting from USC; J.D. from Pepperdine University

27

LANDMARK INFRASTRUCTURE

LMRK

Organizational Structure[1]


Landmark Dividend LLC
(Sponsor) Common Units
13% common unit interest[2]
Public Unitholders
Common Units
100% LLC Interest
87% common unit interest[2]
Landmark Infrastructure Partners GP LLC
(our General Partner)
Non-economic GP and IDRs
Landmark Infrastructure Partners LP
(NASDAQ: LMRK)
Landmark Infrastructure
REIT Subsidiary
Real Property
Interests

Change to Organizational Structure[1]:

- Moved assets under a REIT subsidiary
- Simplified Schedule K-1
- Unrelated Business Taxable Income ("UBTI") eliminated
- Simplified state filing requirements

1. Reflects changes to organizational structure completed on July 31, 2017.
2. As of August 1, 2019.

28